EXHIBIT 99.2

Financial Statements of

Midwest Energy Emissions Corp.
(A Development Stage Company)

For the period ended March 31, 2011 and December 31, 2010 and for the period from inception (December 17, 2008) to March 31, 2011

1

TABLE OF CONTENTS

Balance Sheets	F-1

Statements of Operations	F-2

Statements of Cash Flows	F-3

Notes to the Financial Statements	F-4

2

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
MARCH 31, 2011 AND DECEMBER 31, 2010
(UNAUDITED)

	March 31,	December 31,
	2011	2010
ASSETS

CURRENT ASSETS
Cash	$779	$7,310
Prepaid expenses	104,167	-
Total current assets	104,946	7,310

Property and Equipment, Net	1,032,600	1,746

Other Asset
License, Net of accumulated amortization	86,766	88,236
TOTAL ASSETS	$1,224,312	$97,292

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	1,021,890	125,000
Advances payable - related party	680,972	402,389

Total current liabilities	1,702,862	527,389

TOTAL LIABILITIES	1,702,862	527,389

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock; $1 par value; 10,000 shares authorized; 9,980 and 9,890
issued and outstanding as of March 31, 2011 and December 2010, respectively	9,980	9,890
Additional paid-in capital	287,238	62,328
Accumulated deficit	(775,768)	(502,315)

Total stockholders' deficit	(478,550)	(430,097)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$1,224,312	$97,292

The accompanying notes are an integral part of these financial statements.

 MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2011 AND 2010
AND FOR THE PERIOD FROM DECEMBER 17, 2008 (INCEPTION) THROUGH MARCH 31, 2011
(UNAUDITED)

	FOR THE THREE MONTHS ENDED MARCH 31, 2011	FOR THE THREE MONTHS ENDED MARCH 31, 2010	DECEMBER 17, 2008 (INCEPTION) THROUGH MARCH 31, 2011
REVENUE - SERVICE	$-	$-	$314,025

COST OF REVENUE	-	-	121,041

GROSS PROFIT	-	-	192,984

OPERATING EXPENSES
License maintenance fees	37,500	-	187,500
Research and development	102,418	-	228,252
Selling, general and administrative	115,008	1,774	413,439

TOTAL OPERATING EXPENSES	254,926	1,774	829,191

NET INCOME (LOSS) BEFORE OTHER EXPENSE	(254,926)	(1,774)	(757,241)

OTHER INCOME (EXPENSE)
Interest Expense	(18,527)	-	(18,527)

Total other income (expense)	(18,527)	-	(18,527)

NET INCOME (LOSS)	$(273,453)	$(1,774)	$(775,768)

WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING	9,980	9,890

BASIC AND DILUTED NET INCOME (LOSS)
PER COMMON SHARE	$(27.40)	$(0.18)

The accompanying notes are an integral part of these financial statements.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOW
FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2011 AND 2010
AND FOR THE PERIOD DECEMBER 17, 2008 (INCEPTION) THROUGH MARCH 31, 2011
(UNAUDITED)

	FOR THE THREE MONTHS ENDED MARCH 31, 2011	FOR THE THREE MONTHS ENDED MARCH 31, 2010	DECEMBER 17, 2008 (INCEPTION) THROUGH MARCH 31, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(273,453)	$(1,774)	$(775,768)

Adjustments to reconcile net income (loss)
to net cash used in operating activities:
Stock based compensation	20,833	-	84,433
Amortization of license fees	1,470	1,470	13,234
Depreciation expense	134	-	179

Change in assets and liabilities
Increase (decrease) in accounts payable	896,890	-	1,021,890
Increase (decrease) in other current liabilities	-	392	-
Net cash (used in) operating activities	645,874	88	218,968

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of license	-	-	(100,000)
Purchase of equipment	(1,030,988)	-	(1,032,779)
Net cash provided by investing activities	(1,030,988)	-	(1,132,779)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances paid to related party	-	-	(32,515)
Proceeds received from related party advances	278,583	-	713,487

Proceeds from the issuance of common stock	100,000	-	100,000
Proceeds received from the issuance of common stock	-	-	8,618
Net cash provided by financing activities	378,583	-	789,590

NET INCREASE IN CASH AND CASH EQUIVALENTS	(6,531)	88	779

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	7,310	-	-

CASH AND CASH EQUIVALENTS - END OF PERIOD	$779	$88	$779

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$-	$-
Taxes	$-	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS
Stock issued for services	$125,000	$63,600

The accompanying notes are an integral part of these financial statements.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF MARCH 31, 2011 AND 2010

Note 1 - Organization

On December 17, 2008, Midwest Emission Control Corp. (a corporation in the development stage) (the “Company”) was incorporated in the State of North Dakota.  The Company is engaged in the business of developing and commercializing state of the art control technologies relating to the capture and control of mercury emissions from coal fired boilers in the United States and Canada.  In these notes, the terms “Midwest”, “Company”, “we”, “us” or “our” mean Midwest Emissions Control Corp.

Note 2 - Summary Of Significant Accounting Policies

Basis of Presentation

These condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim consolidated financial information and with the instructions to Securities and Exchange Commission (“SEC”) Form 10-Q and Article 8 of SEC Regulation S-X. The principles for interim consolidated financial information do not require the inclusion of all the information and footnotes required by generally accepted accounting principles for complete consolidated financial statements. Therefore, these consolidated financial statements should be read in conjunction with the Company’s audited financial statements on Form 8-K for the years ended December 31, 2010 and 2009. The condensed financial statements included herein are unaudited; however, in the opinion of management, they contain all normal recurring adjustments necessary for a fair statement of the condensed results for the interim periods. Operating results for the three month period ended March 31, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011.  We made certain reclassifications to prior-period amounts to conform to the current presentation.

Development Stage Company

The Company is considered to be in the development stage as defined by ASC 915.  The Company has devoted substantially all of its efforts to the corporate formation, the raising of capital and attempting to generate customers for the sale of the Company’s products.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF MARCH 31, 2011 AND 2010

Research and Development

The Company accounts for research and development costs in accordance with Accounting Standards Codification subtopic 730-10, Research and Development (“ASC 730-10”). Under ASC 730-10, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred.  Third-party research and development costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company sponsored research and development costs related to both present and future products are expensed in the period incurred.

Property and Equipment

Property and equipment are stated at cost. When retired or otherwise disposed, the related carrying value and accumulated depreciation are removed from the respective accounts and the net difference less any amount realized from disposition, is reflected in earnings. For financial statement purposes, property and equipment are recorded at cost and depreciated using the straight-line method over their estimated useful lives of 3 to 5 years.

Expenditures for repairs and maintenance which do not materially extend the useful lives of property and equipment are charged to operations.  When property or equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the respective accounts with the resulting gain or loss reflected in operations.  Management periodically reviews the carrying value of its property and equipment for impairment.

Recoverability of Long-Lived and Intangible Assets

The Company has adopted Accounting Standards Codification subtopic 360-10, Property, Plant and Equipment (“ASC 360-10”).  ASC 360-10 requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses or a forecasted inability to achieve break-even operating results over an extended period.  The Company evaluates the recoverability of long-lived assets based upon forecasted undiscounted cash flows.  Should impairment in value be indicated, the carrying value of intangible assets would be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset.  ASC 360-10 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Stock-Based Compensation

The Company accounts for stock-based compensation awards in accordance with the provisions of Share-Based Payment, which requires equity-based compensation, be reflected in the financial statements over the vesting period based on the estimated fair value of the awards. During the years ended March 31, 2011 and 2010, the Company had stock-based compensation expense related to issuances of stock to consultants of $20,833 and zero, respectively.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF MARCH 31, 2011 AND 2010

Fair Value of Financial Instruments

The Company’s financial instruments include cash and other current liabilities.  The fair value of these financial instruments approximate their carrying values due to their short maturities.

Foreign Currency Transactions

Transactions denominated in currencies other than the functional currency of the legal entity are re-measured to the functional currency of the legal entity at the period-end exchange rates.  Any associated transactional currency re-measurement gains and losses are recognized in current operations. The reporting functional currency of the Company was U.S. dollars.

Revenue Recognition

The Company will record revenue from sales in accordance with ASC 605. The criteria for recognition are as follows:

1. Persuasive evidence of an arrangement exists;

2. Delivery has occurred or services have been rendered;

3. The seller’s price to the buyer is fixed or determinable; and

4. Collectability is reasonably assured.

Determination of criteria (3) and (4) will be based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments will be provided for in the same period the related sales are recorded.

The Company earned revenue during 2009 from a subaward project from the University of North Dakota Energy and Environmental Research Center for “Full Scale Testing of Sorbent Injection Technology on Mercury Control.”  The Company recognized revenue for services performed upon completion of the test work and approval of the invoices submitted to the University of North Dakota Energy and Environment Research Center.

Basic and Diluted Loss Per Common Share

Basic net loss per common share is computed using the weighted average number of common shares outstanding.  Diluted loss per share reflects the potential dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants.  There were no dilutive potential common shares as of December 31, 2010. Because the Company has incurred net losses and there are no potential dilutive shares, basic and diluted loss per common share are the same.

Recently Issued Accounting Standards

Management does not expect the adoption of recently issued accounting pronouncements to have a significant impact on our results of operations, financial position or cash flow.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF MARCH 31, 2011 AND 2010

Note 3 - Going Concern

The accompanying financial statements as of December 31, 2010 have been prepared assuming the Company will continue as a going concern. From the period of inception (December 17, 2008) through March 31, 2011, the Company has experienced a net loss, negative cash flows from operations and has an accumulated deficit of $775,768.  These factors raise substantial doubt about the Company's ability to continue as a going concern. Management intends to raise additional debt and/or equity financing to fund future operations.  There is no assurance that its plan can be implemented; or that the results will be of a sufficient level necessary to meet the Company’s ongoing cash needs.  No assurances can be given that the Company can obtain sufficient working capital through borrowings or that the continued implementation of its business plan will generate sufficient revenues in the future to sustain ongoing operations.

The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

Note 4 - Property and Equipment

Property and equipment at March 31, 2011 and December 31, 2010 are as follows:

	2010	2009

Computer equipment	$1,312	$1,312
Equipment	1,031,467	479
	1,032,779	1,791

Less: accumulated depreciation	(179)	(45)
Property and equipment, net	$1,032,600	$1,746

The Company uses the straight-line method of depreciation over 3 to 10 years. During the years ended March 31, 2011 and 2010, depreciation expense charged to operations was $179 and zero, respectively.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF MARCH 31, 2011 AND 2010

Note 5 - License Agreement

On January 15, 2009, the Company entered into an "Exclusive Patent and Know-How License Agreement Including Transfer of Ownership" with the Center for Air Toxic Metals (“CATM”) division of the Energy Environmental Research Center, (EERC), a non-profit entity.   Under the terms of the Agreement, the Company has been granted an exclusive license for the technology to develop, make, have made, use, sell, offer to sell, lease, and import the technology in any coal-fired combustion systems (power plant) worldwide and to develop and perform the technology in any coal-fired power plant in the world.  The patent “Sorbents of Oxidation and Removal of Mercury” was filed by EERC on August 22, 2005 and granted on October 14, 2008.

The Company paid $100,000 in 2009 for the right to use the patents and at the option of the Company can pay $1,000,000 for the assignment of the patents after January 15, 2011 or pay the greater of the license maintenance fees or royalties on product sales for continued use of the patents.  The license maintenance fees are $100,000 due January 1, 2010, $150,000 due January 1, 2011 and $200,000 due January 1, 2012 and each year thereafter.  The running royalties are $100 (USD) per one megawatt of electronic nameplate capacity and $100 (USD) per three megawatt per hour for the application to thermal systems to which licensed products or licensed processes are sold by the Company, associate and sublicensees. Running royalties are payable by the Company within 30 days after the end of each calendar year to the licensor and may be credited against license maintenance fees paid.

The Company is required to pay the licensor 35% of all sublicense income received by the Company, excluding royalties on sales by sublicensees.  Sublicense income is payable by the Company within 30 day after the end of each calendar year to the licensor.

Note 6 - License

License costs capitalized as of March 31, 2011 and 2010 are as follows:

	2011	2010

License	$100,000	$100,000
	100,000	100,000

Less: accumulated amortization	13,234	11,764
License, net	$86,766	$88,236

The Company is currently amortizing its patents over their estimated useful life of 15 years when acquired.  During the years ended March 31, 2011 and 2010, amortization expense charged to operations was $1,470, respectively.

In accordance with ASC 360-10, the Company is required to review their long-lived assets, which includes their identifiable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of a particular asset may not be recoverable. Based on the results of future undiscounted cash flows the Company determined that the fair value of the licenses exceeds the current book value of the license and therefore, no impairment exists.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF MARCH 31, 2011 AND 2010

Note 7 - Advances Payable – Related Party

As of March 31, 2011 and December 31, 2010, the Company had advances payable totaling $680,972 and $402,389 respectively, to a director of the Company.  These advances are non-interest bearing, have no fixed terms of repayment and are unsecured.

Note 8 - Commitments And Contingencies

As discussed in Note 5, the Company has entered in an "Exclusive Patent and Know-How License Agreement Including Transfer of Ownership" that requires minimum license maintenance costs.  The Company is planning on using the intellectual property granted by the patents for the foreseeable future.  The license agreement is considered expired on the October 14, 2025, the date the patent expires.

On August 11, 2010, the Company entered into a Schedule of Payment Agreement with the EERC for the unpaid balances due for the license and license maintenance fees.  This agreement called for monthly payments of $25,000 commencing in August 2010 and ending in May 2011.  On April 19, 2011 a second Schedule of Payment Agreement was signed between the company and the EERC related to the 2011 license maintenance fees unpaid on that date.  This agreement called for monthly payments of $25,000 beginning in July 2011 and ending in December 2011.  The Company had a balance due the EERC of 200,000 as of March 31, 2011 and $125,000 as of December 31, 2010.

License
For the Period Ending March 31,	Maintenance Fees
2012	$400,000
2013	200,000
2014	200,000
2015	200,000
2016	200,000
Thereafter	1,800,000
$3,000,000

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF MARCH 31, 2011 AND 2010

Note 9 - Equity

The Company was established with one classes of stock, voting common stock – 10,000 shares authorized at a par value of $1.

On December 18, 2008, the Company entered into a stock subscription agreement for the issuance 8,618 voting shares of common stock due from the Company’s founder.

On October 8, 2009, the Company collected $4,167 ($1 per share) due from the Company’s founder and issued 4,167 shares.

On August 31, 2010, the Company collected $4,451 ($1 per share) due from the Company’s founder and issued 4,451 shares.

On January 2, 2010, the Company issued 1,272 shares to consultants for services rendered including engineering, scientific and technical advisory and business advisory services at a fair value of $63,600 ($50 per share).  The value was based upon the contracted value of the services performed.

On March 14, 2011, the Company issued 40 shares to investors for $100,000 or $2,500 per share.

On March 16, 2011, the Company issued 50 shares to a consultant for a value of $125,000.  The shares were valued at $2,500 per share based upon the latest sale of shares to unrelated third parties.  No quoted market price was available to value the shares on the date they were granted.

The Company has not issued any options or warrants to date.

Note 10 - Tax

Effective January 1, 2009, the Company received approval from the Internal Revenue Service of its election to be treated as an S-Corporation. Under federal and North Dakota laws, taxes based on income of S-Corporations are payable by the stockholders, individually.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF MARCH 31, 2011 AND 2010

Note 11 - Subsequent Events

On April 18, 2011, the Company issued 20 shares to an investor for $50,000 or $2,500 per share.

On June 1, 2011, the Company entered into an Agreement and Plan of Merger with China Youth Media, Inc., pursuant to which at closing China Youth Media Merger Sub, Inc. (a wholly owned subsidiary of the China Youth Media, Inc. formed for the purpose of such transaction) will merge into Midwest, which will result in Midwest becoming a wholly-owned subsidiary of the China Youth Media, Inc.   Upon closing, all of the outstanding shares of common stock of Midwest shall be converted, by virtue of the Merger, into such number of shares of Series B Convertible Preferred Stock (the “Merger Shares”) of the Company so that the stockholders of Midwest will upon conversion of the Merger Shares own 90.0% of the China Youth Media, Inc. issued and outstanding capital stock after giving effect to the Merger.   The Merger Agreement provides that 15% of the Merger Shares shall be held in escrow following the closing for a period of up to 150 days subject to the achievement of certain performance milestones.   For accounting purposes and assuming achievement of certain performance milestones by Midwest Energy Emissions, Corp., the Merger will be treated as a reverse merger and a recapitalization of China Youth Media, Inc.

On June 21, 2011, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Midwest Energy Emissions Corp., a North Dakota corporation (“Midwest Energy Emissions”) pursuant to which at closing China Youth Media Merger Sub, Inc., the Company’s wholly-owned subsidiary formed for the purpose of such transaction (the “Merger Sub”), would merge into Midwest Energy Emissions , the result of which Midwest Energy Emissions would become the Company’s wholly-owned subsidiary (the “Merger”).  The Merger closed effective on June 21, 2011 (the “Closing”).  As a result of the Closing and the Merger, the Merger Sub merged with and into Midwest Energy Emissions with Midwest Energy Emissions surviving.  Effective at the time of the Closing, Midwest Energy Emissions changed its name to MES, Inc. For accounting purposes, the Merger was treated as a reverse merger and a recapitalization of the Company.  The recapitalization required pursuant to this merger resulted in a negative additional paid-in capital balance.

In connection with the transactions contemplated by the Merger Agreement, and pursuant to Midwest Energy Emissions’ obligations under a Business Consulting Agreement dated March 18, 2011, on July 6, 2011, we issued 5,000,000 (45,455 post Reverse Stock Split) shares of our common stock to Eastern Sky, LLC as compensation for consulting services rendered in connection with the transaction.  The shares were valued at $77,500.

On July 6, 2011, we issued 2,008,365 (18,258 post Reverse Stock Split) shares of our common stock to The Lebrecht Group, APLC as compensation for legal services rendered in connection with the Merger Agreement.  The shares were valued at $31,130.

On September 12, 2011, the Company created a third series of preferred stock consisting of 22,000 shares and was designated as the “Series C Convertible Preferred Stock”.  Each share of Series C Convertible Preferred Stock is convertible into 10,000 (approximately 90.90 post Reverse Stock Split) shares of our common stock.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF MARCH 31, 2011 AND 2010

On September 13, 2011, the Company issued 30 units with each unit consisting of 110 shares of Series C Convertible Preferred Stock to investors for $300,000 or $10,000 per unit.

From September 23 through October 7, 2011, the Company issued 20.75 units with each unit consisting of 110 shares of Series C Convertible Preferred Stock to investors for $207,500 or $10,000 per unit.

Pursuant to a Certificate of Amendment to our Certificate of Incorporation filed with the State of Delaware and effective as of October 7, 2011, the Company (i) changed its corporate name from “China Youth Media, Inc.” to “Midwest Energy Emissions Corp.”, and (ii) effected a reverse stock split of all the outstanding shares of our common stock at an exchange ratio of one for one hundred ten (1:110) (the “Reverse Stock Split”) and changed the number our authorized shares of common stock, par value $.001 per share, from 500,000,000 to 100,000,000 (the “Authorized Share Amendment”).   As a result of the Reverse Stock Split and Authorized Share Amendment, all outstanding shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock automatically converted into shares of common stock.  No adjustment to share or per share amounts has been reflected in the accompanying financial statement which resulted from the Reverse Stock Split.

Effective as of October 10, 2011, the Company and Richard H. Mr. Gross entered into an employment agreement pursuant to which Mr. Gross agreed to be employed by the Company as Chief Financial Officer for a period of one year which may be renewed subject to the approval by the Board.  The Company also agreed to grant Mr. Gross 50,000 shares of common stock as a signing bonus which will vest one year from the effective date of the employment agreement.

Effective as of October 17, 2011, the Company and John F. Norris, Jr. entered into an employment agreement pursuant to which Mr. Norris agreed to be employed by the Company as Chief Executive Officer and Chairman for a period of three years which may be renewed subject to the approval by the Board.  The Company also agreed to grant Mr. Norris 1,500,000 shares of common stock as a signing bonus, from which 500,000 shares will vest on October 1, 2012, 500,000 shares will vest on October 1, 2013, and 500,000 shares will vest on October 1, 2014, or upon a change of control of the Company.

Effective as of November 1, 2011, the Company and R. Alan Kelley entered into an employment agreement pursuant to which Mr. Kelley agreed to be employed by the Company as President and Chief Operating Officer for a period of three years which may be renewed subject to the approval by the Board.  The Company also agreed to grant Mr. Kelley 500,000 shares of common stock as a signing bonus which will vest one year from the effective date of the employment agreement or upon a change of control of the Company.

During November 2011, $534,000 in cash was advanced to the Company by certain third party investors for working capital purposes. All of the investors are expected to sign subscriptions agreements converting the advances to common stock at $1 per share in the quarter ending December 31, 2011.  The Company recorded the transactions as advances payable that bear interest at 9%, have no fixed terms of repayment and are unsecured.

In accordance with ASC 855, the Company evaluated subsequent events through December 2, 2011, the date these financial statements were available to be issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements